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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                 CURRENT REPORT

                                DECEMBER 3, 1999

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                            CELLNET DATA SYSTEMS, INC.

                (Exact name of registrant as specified in its charter)



             DELAWARE             COMMISSION FILE NUMBER:       94-2951096
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)         000-21409         Identification Number)


                                125 SHOREWAY ROAD
                           SAN CARLOS, CALIFORNIA 94070
           (Address of principal executive offices, including zip code)

                                (650) 508-6000
               (Registrant's Telephone Number, Including Area Code)

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ITEM 5.    OTHER EVENTS.

           CellNet Data Systems, Inc. issued the following press release today.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (c) Exhibits.

     99.1  Press Release dated December 3, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Cellnet Data Systems, Inc.
                                      (Registrant)


                                      David L. Perry
                                      Vice President and Secretary